The Penn Mutual Life Insurance Company

Variable Annuity Account I

Audited Financial Statements

as of December 31, 2020

and for the periods presented

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103 T: (267) 330 3000 F: (267) 330 3300 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and the Contract Owners of Penn Mutual Variable Annuity Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Large Growth Stock Fund (the “Subaccount”) (constituting the Penn Mutual Variable Annuity Account I) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccount as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Subaccount’s management. Our responsibility is to express an opinion on the Subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccount in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

April 7, 2021

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Annuity Account I since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

Large Growth Stock Fund
Assets:
Investments at fair value	$513,475
Receivables for securities sold	11

Liabilities:
Due to The Penn Mutual Life Insurance Company	—
Payable for securities purchased	—

Total Net Assets	$513,486

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Variable Annuity Account I	$513,486

Accumulation of Unit Values:
Variable Annuity Account I	541.83

Number of Shares	7,194
Cost of Investments	$114,771

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

Large Growth Stock Fund
Investment Income:
Dividends	$—

Expense:
Mortality and expense risk charge	3,152

Net investment gain (loss)	(3,152)

Net Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) from redemptions of fund shares	4,082

Net realized gain (loss) from redemptions of fund shares	4,082
Net change in unrealized gain (loss) of investments	135,411

Net realized and unrealized gain (loss) on investments	139,493

Net increase (decrease) in net assets resulting from operations	$136,341

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Large Growth Stock Fund
	2020	2019
Increase in Net Assets:
Operations:
Net investment gain (loss)	$(3,152)	$(2,712)
Net realized gain (loss) from redemptions of fund shares	4,082	38,293
Net change in unrealized gain (loss) of investments	135,411	59,055

Net increase (decrease) in net assets resulting from operations	136,341	94,636

Annuity Activities:
Purchase payments under variable annuity contracts	—	—
Net transfers	—	(39,398)
Surrender benefits	(2,457)	(6,348)
Annuity benefits	—	(11,248)

Net decrease in net assets resulting from annuity activities	(2,457)	(56,994)

Total increase (decrease) in net assets	133,883	37,642
Net Assets:
Beginning of year	379,603	341,961

End of year	$513,486	$379,603

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

Notes to Financial Statements — December 31, 2020

Note 1.    Organization

Penn Mutual Variable Annuity Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable annuity contracts to provide for accumulation of value and for the payment of annuities. Account I is no longer offered to new contract owners. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and annuity activities during the reporting period. Actual results could differ with those estimates. The significant accounting policies of Account I are as follows:

Investment — The investment in shares of the Large Growth Stock Fund of Penn Series Funds, Inc., an affiliate of Penn Mutual, is carried at fair market value as determined by the underlying net asset value of the Large Growth Stock Fund. The resulting net unrealized gains (losses) are reflected in the Statement of Operations. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Net Assets reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from Large Growth Stock Fund (the “Underlying Fund”) are reinvested in additional shares of this Fund and are recorded by Account I on the ex-dividend date. The Penn Series Funds may utilize consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Fund. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends. For the year ended December 31, 2020, the consent dividend in Account I was $42,232.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or

Note 2.    Significant Accounting Policies (continued)

liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2020:

	Purchases	Sales
Large Growth Stock Fund	—	$5,609

Note 4.    Related Party Transactions and Contract Charges

Account I is charged for mortality and expense risks assumed by the Penn Mutual as determined daily at an annual rate of 0.75% of the average value of Account I, and is reflected as a reduction in the unit value.

Penn Mutual received $3,152 and $2,712 from Account I for the years ended December 31, 2020 and 2019, respectively, for mortality and expense risk charges. Additionally, the Large Growth Stock Fund pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

	December 31, 2020			December 31, 2019
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Growth Stock Fund	—	(5)	948	—	(159)	953

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$398.53	948	$541.83	$513,486	—	0.75	35.96

	January 1, 2019	December 31, 2019			For the Year ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$307.83	953	$398.53	$379,603	—	0.75	29.46

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$314.28	1,111	$307.83	$341,961	—	0.75	(2.05)

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$237.79	1,198	$314.28	$376,414	—	0.75	32.17

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$236.97	1,274	$237.79	$303,055	—	0.75	0.34

*

This ratio represents the dividends, excluding distributions of capital gains, received by the subaccount within Account I, net of management fees and expenses assessed by the fund manager, divided by the average assets of the subaccount. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reduction in the unit value. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

This ratio represents the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

This ratio represents the total return for the period indicated, including changes in the value of the underlying subaccount, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2020 and through the Account I Financial Statement date of issuance of April 7, 2021. As a result of the COVID-19 pandemic, economic uncertainties have arisen that are likely to negatively impact the Variable Account’s net assets. The extent to which the COVID-19 pandemic impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

PM8677 05/21